UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2018

UNIFI, INC.

(Exact name of registrant as specified in its charter)

New York	1-10542	11-2165495
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 West Friendly Avenue

Greensboro, North Carolina 27410

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (336) 294-4410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

Unifi, Inc. (the “Company”) will host an Investor Day event in New York City on Thursday, November 15, 2018 beginning at 8:30 a.m. EST, as previously announced in the Company’s press release issued on November 1, 2018, a copy of which is attached hereto as Exhibit 99.1. Members of the Company’s senior management team responsible for marketing, innovation, brand sales, sustainability, supply chain and international operations will join Kevin D. Hall, the Company’s Chairman of the Board and Chief Executive Officer, Thomas H. Caudle, Jr., the Company’s President & Chief Operating Officer, and Jeffrey C. Ackerman, the Company’s Executive Vice President & Chief Financial Officer, to provide a strategic overview of the Company. The half-day program will focus on the Company’s long-term strategic plan and will include discussions on the Company’s commercial capabilities, operations, financials and growth strategy. A live audio webcast and replay of the presentations will be available on the “Investor Relations” section of the Company’s website at www.unifi.com. A copy of the materials prepared for use by management during these presentations, which will also be available on the “Investor Relations” section of the Company’s website at www.unifi.com, is attached hereto as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Press Release of Unifi, Inc., dated November 1, 2018.

99.2	Investor Day Presentation Materials.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

Date: November 15, 2018	By:	/s/ JEFFREY C. ACKERMAN
Jeffrey C. Ackerman Executive Vice President & Chief Financial Officer